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                                                                    Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-50764 of MangoSoft, Inc. on Form S-8 of our report dated March 9, 2001, appearing in this Annual Report on Form 10-KSB of MangoSoft, Inc. for the year ended December 31, 2000.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
March 29, 2001

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